EXECUTION COPY



                              ASSUMPTION AGREEMENT

                                                                  August 5, 2002

To Citibank, N.A., as Administrative
Agent under the Credit Agreement
referred to below

Ladies and Gentlemen:

     We make reference to the (three-year) Credit Agreement and the (364-day) Credit Agreement, each dated as of July 31, 2002 (collectively, the "Credit Agreements"), among Carolina Power & Light Company (the "Borrower"), the lenders named therein and Citibank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     The Borrower and The Bank of New York (the "Assuming Lender") each hereby agree as follows:

1.   The  Assuming  Lender  proposes  to become an Assuming  Lender  pursuant to
     Section 2.04(b) of Each Credit Agreement and, in that connection, hereby agrees with the Administrative Agent and the Borrower that it shall become a Lender with a Commitment of $12,500,000 for all purposes under each Credit Agreement on the applicable Commitment Increase Date.

2. The Assuming Lender (a) confirms that it has received copies of the Credit Agreements, together with copies of the financial statements referred to in
     Section 4.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreements; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreements as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreements are required to be performed by it as a Lender.

3. Following the execution hereof, this Assumption Agreement will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assumption Agreement (the "Effective Date") shall be the applicable Commitment Increase Date.

4. Upon satisfaction of the applicable conditions set forth in Section 2.04(b) of each Credit Agreement and upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Assuming Lender shall be a party to the Credit Agreements and have all of the rights and obligations of a Lender thereunder.

5. This Assumption Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

6. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of the Assumption Agreement by Facsimile shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

IN WITNESS WHEREOF, the Borrower and the Assuming Lender have caused this letter to be duly executed and delivered as of the date first above written.

                                       Very truly yours,

                                       CAROLINA POWER & LIGHT COMPANY



                                       By /s/ Thomas R. Sullivan
                                          --------------------------------------
                                          Name:      Thomas R. Sullivan
                                          Title:     Treasurer

                                       THE BANK OF NEW YORK



                                       By /s/ Jesus Williams
                                          --------------------------------------
                                          Name:      Jesus Williams
                                          Title:     Assistant Vice President
Accepted this 5th day of
  August 2002:

CITIBANK, N.A.,
As Administrative Agent



By________________________________
     Name:
     Title:

                                                                  EXECUTION COPY



                          NOTICE OF COMMITMENT INCREASE


                                                                  August 5, 2002


 Ladies and Gentlemen:

     We refer to the (364-day) Credit Agreement and the (three-year) Credit Agreement, each dated as of July 31, 2002 (collectively, the "Credit Agreements"), among Carolina Power & Light Company (the "Borrower"), the lenders named therein and Citibank, N.A., as Administrative Agent (the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreements.

     Pursuant to Section 2.04(b) of each Credit Agreement, we hereby provide notice to you of a proposed Commitment Increase under each Credit Agreement. The Bank of New York has indicated to the Borrower that it wishes to participate in the facilities under each Credit Agreement and thereby become an Assuming Lender. The Bank of New York has indicated to the Borrower that it wishes to participate in the facilities under each Credit Agreement and thereby become an Assuming Lender. The Bank of New York proposes to participate in each Credit Agreement in the amount of $12,500,000 thus increasing the aggregate amount of the Commitments to $285,000,000 under each Credit Agreement as of August 8, 2002, which will be the Commitment Increase Date.


                                       Very truly yours,

                                       CITIBANK, N.A.



                                       By /s/ Anita J. Brickell
                                          --------------------------------------
                                          Name:      Anita J. Brickell
                                          Title:     Vice President